Exhibit 10.8

SECOND AMENDMENT
TO
PARTICIPATION AGREEMENT

          THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT dated as of December 17, 2002 (this "Amendment") is dated as of July 21, 2003, by and among QUANTUM CORPORATION, a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); SELCO SERVICE CORPORATION, an Ohio corporation, as Lessor (together with its permitted successors and assigns, the "Lessor"); COMERICA BANK-CALIFORNIA, FLEET NATIONAL BANK and KEYBANK NATIONAL ASSOCIATION as Participants (together with their permitted successors and assigns and SELCO SERVICE CORPORATION, in its capacity as a Participant, each a "Participant" and collectively the "Participants"); and KEYBANK NATIONAL ASSOCIATION (in such capacity, together with its successors in such capacity, the "Agent") for the Participants.

RECITALS

          A.    Lessee, Lessor, Agent and Participants are parties to a Participation Agreement dated as of December 17, 2002, as amended by a First Amendment to Participation Agreement (together, the "Participation Agreement").

          B.    Lessee has requested that the Lessor, Agent and Participants amend the Participation Agreement and certain other of the Operative Documents, and Lessor, Agent and Participants have agreed, subject to satisfaction of the conditions set forth herein, to add or modify certain definitions and to modify certain covenants of Lessee to:  (i) permit an increase in the principal amount of Subordinated Debt of Lessee that may be outstanding for a period of time as specified herein in order to allow Lessee to issue new convertible subordinated notes and use the proceeds therefrom (together with funds required to be provided by Maxtor Corporation pursuant to the Maxtor Reimbursement Agreement (the "Maxtor Funds")) to redeem up to $287,500,000 of the Convertible Subordinated Debentures now outstanding (plus any redemption premium owing in connection with such redemption); (ii) permit Lessee to use up to $50,000,000 of cash to redeem existing Convertible Subordinated Debentures to the extent that the net proceeds of the newly issued convertible subordinated notes are insufficient to redeem up to $287,500,000 of the Convertible Subordinated Debentures now outstanding (plus any redemption premium owing in connection with such redemption) in accordance with the Redemption Notice; (iii) reduce Lessee’s minimum Consolidated EBITDA requirement for the fiscal quarters ending June 29, 2003 and September 30, 2003; and (iv) modify the calculation of Lessee’s Consolidated EBITDA for Lessee’s fiscal quarters ending September 30, 2003, December 31, 2003 and March 31, 2004 to permit Lessee to include in such calculation certain restructuring charges in an amount not to exceed $2,000,000 for the fiscal quarter ending September 30, 2003, and not to exceed $10,000,000 in the aggregate for all such fiscal quarters combined.

          C.    Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Appendix 1 to the Participation Agreement, as amended by this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1
AMENDMENTS TO PARTICIPATION AGREEMENT

          This Amendment shall be deemed to be an amendment to the Participation Agreement and shall not be construed in any way as a replacement or substitution therefor.  All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Participation Agreement as if such terms and provisions were set forth in full therein.

          1.1    Section 10.2(a)(iv) of the Participation Agreement is amended and restated in its entirety as follows:

                 “(iv)       Indebtedness of Lessee under the Convertible Subordinated Debentures and the New Convertible Subordinated Notes;”

          1.2    Section 10.2(a)(x) of the Participation Agreement is amended and restated in its entirety as follows:

          "(x)        Subordinated Indebtedness of Lessee to any Person, provided that (A) such Indebtedness contains subordination provisions no less favorable to Agent and the Participants than those set forth in Exhibit O or as otherwise approved by the Required Participants and (B) the aggregate principal amount of all Subordinated Debt of Lessee outstanding (including the Convertible Subordinated Debentures and the New Convertible Subordinated Notes) does not exceed $525,000,000 during the Refunding Period and does not exceed $350,000,000 at any other time, and"

          1.3    Section 10.2(j) of the Participation Agreement is amended and restated in its entirety as follows:

           (j)      Certain Indebtedness Payments, Etc.  Neither Lessee nor any of its Subsidiaries shall pay, prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Subordinated Debt except as otherwise permitted under this Section 10.2(j); amend, modify or otherwise change the terms of any document, instrument or agreement evidencing Subordinated Debt such that such amendment, modification or change would (i) cause the outstanding aggregate principal amount of all such Subordinated Debt so amended, modified or changed to be increased as a consequence of such amendment, modification or change, (ii) cause the subordination provisions applicable to such Subordinated Debt to be less favorable to Agent and the Participants than those set forth on Exhibit O, (iii) increase the interest rate applicable thereto, or (iv) accelerate the scheduled payment thereof.  Lessee shall not cause or permit any of its obligations, except the obligations constituting Senior Indebtedness to constitute “Designated Senior Indebtedness” under the Indenture governing the Convertible Subordinated Debentures or the indenture governing the New Convertible Subordinated Notes (it being understood that the obligations of Lessee under the Operative Documents shall at all times constitute “Designated Senior Indebtedness” under both such indentures).  Notwithstanding the foregoing, Lessee at any time:

2.

           (1)     conduct an exchange offer (whether public, private or on a 3(a)(9) basis) of all or part of the Lessee’s Convertible Subordinated Debentures or the New Convertible Subordinated Notes for one or more of the following:  (a) new securities ("New Securities") that are subordinated in right of payment to the obligations of Lessee under the Operative Documents at least to the same extent as the existing Convertible Subordinated Debentures or the New Convertible Subordinated Notes, as applicable; provided that (w) the aggregate annual interest obligation of Lessee under the New Securities shall be equal to or less than the aggregate annual interest obligation under the existing Convertible Subordinated Debentures or the New Convertible Subordinated Notes, as applicable, (x) the maturity date of the New Securities shall not be earlier than the maturity date of the existing Convertible Subordinated Debentures or the New Convertible Subordinated Notes, as applicable, (y) the total principal amount of the obligations represented by Lessee's Subordinated Debt shall not be increased by means of any exchange of the New Securities for all or part of the Lessee’s Convertible Subordinated Debentures or the New Convertible Subordinated Notes, as applicable, and (z) the New Securities shall not permit any amortization of the principal amount of the obligations represented thereby prior to the maturity of the existing Convertible Subordinated Debentures or the New Convertible Subordinated Notes, as applicable; or (b) new securities issued by Maxtor ("Maxtor Securities"), in the case of the Convertible Subordinated Debentures only; or

           (2)     redeem up to $287,500,000 of the existing Convertible Subordinated Debentures (plus any redemption premium owing in connection with such redemption) on or before September 30, 2003 in accordance with the redemption notices delivered to the holders thereof by August 15, 2003 ("Redemption Notice") with the Refunding Proceeds and the Maxtor Funds but only if the Refunding Proceeds are placed in trust with the Agent for the duration of the Refunding Period.  For purposes of the immediately preceding sentence, if the net proceeds of any New Convertible Subordinated Notes are insufficient to redeem up to $287,500,000 of the Convertible Subordinated Debentures (plus any redemption premium owing in connection with such redemption) in accordance with the Redemption Notice, Lessee shall be permitted to use up to but in no event more than $50,000,000 in cash in order to redeem up to $287,500,000 of the Convertible Subordinated Debentures (plus any redemption premium owing in connection with such redemption) in accordance with this Section 10.02(j).

          No exchange or series of exchanges of New Securities or Maxtor Securities for all or any part of Lessee’s Convertible Subordinated Debentures pursuant to this Section 10.2(j) shall be deemed to permit any reduction in the amount of Maxtor's reimbursement obligations under the Maxtor Reimbursement Agreement except on a dollar-for-dollar basis to the extent that the obligations represented by Lessee's Convertible Subordinated Debentures are reduced by means of such exchange or series of exchanges.  Notwithstanding any provision of this Section 10.2(j) to the contrary, Lessee may (A) convert, or honor a conversion request with respect to, any such Subordinated Debt into Equity Securities of Lessee in accordance with the terms thereof; (B) pay cash to holders of such Subordinated Debt in connection with such a conversion but solely to the extent representing the value of any fractional shares; (C) make payments of interest on such Subordinated Debt not in violation of the Subordination provisions of such Subordinated Debt; (D) pay the redemption premium, if any, owing in connection with any redemption of all or part of the Convertible Subordinated Debentures; (E) pay additional interest in an amount not to exceed 50 basis points per annum of the aggregate principal amount of the New Convertible Subordinated Notes to the extent due under the provisions of the New Convertible Subordinated Notes due to Borrower's failure to register such notes or shares of common stock into which the notes are convertible within the period or to keep such notes or shares registered for or during the periods specified in the indenture for the New Convertible Subordinated Notes or the Registration Rights Agreement; and (F) make other payments, repayments, redemptions, purchases, defeasance or other satisfaction of Subordinated Debt not to exceed $5,000,000 in the aggregate.

3.

          1.4    Section 10.2(k)(iv) of the Participation Agreement is amended and restated in its entirety as follows:

          "(iv)     Minimum Consolidated EBITDA.  Permit Consolidated EBITDA, determined as of the last day of any fiscal quarter of Lessee commencing with the fiscal quarter ending December 31, 2002, to be less than the following:  (i) for the fiscal quarter ending December 31, 2002, $1.00; (ii) for the fiscal quarter ending March 31, 2003, $18,000,000; (iii) for the fiscal quarter ending June 29, 2003, $9,000,000; (iv) for the fiscal quarter ending September 30, 2003, $9,000,000; (v) for the fiscal quarter ending December 31, 2003, $12,500,000; and (vi) for the fiscal quarter ending March 31, 2004, $13,000,000.  For purposes of calculating Lessee’s Consolidated EBITDA as of the last day of the fiscal quarters ending September 30, 2003, December 31, 2003 and March 31, 2004 only, there shall be added to Lessee’s Consolidated Net Income an amount equal to the actual restructuring charges incurred by Lessee for facility and employee-related charges (to the extent such charges were deducted in calculating Borrower’s Consolidated Net Income); provided, however, that (x) the amount of such restructuring charges to be added to Lessee’s Consolidated Net Income for Lessee’s fiscal quarter ending September 30, 2003 shall not exceed $2,000,000, and (y) the aggregate amount of all such restructuring charges to be added to Lessee’s Consolidated Net Income for the Lessee’s fiscal quarters ending September 30, 2003, December 31, 2003 and March 31, 2004 shall not exceed $10,000,000 in the aggregate."

          1.5    The schedule appended hereto as Attachment 1 is substituted in place of and shall supersede Schedule 2 to the Compliance Certificate set forth in Exhibit L to the Participation Agreement.

          1.6    Section 17.1 of the Lease is amended to incorporate the following as a "Lease Event of Default":

"(q) Maxtor fails to pay to Lessee on or before August 1, 2004 all amounts owing pursuant to that certain Reimbursement Agreement between Borrower and Maxtor dated as of April 2, 2001.”

4.

          1.7    The following definitions are added to Appendix 1 to the Participation Agreement:

          ""New Convertible Subordinated Notes" means subordinated, convertible notes to be issued by the Lessee on or before August 15, 2003 that conform to all of the following:  (a) in a total principal amount of at least $150,000,000 but not to exceed $225,000,000; (b) bearing interest at a rate not in excess of 5% per annum; (c) subordinated in right of payment to the obligations of Lessee under the Participation Agreement and other Operative Documents at least to the same extent as the existing Convertible Subordinated Debentures and containing subordination provisions no less favorable to Agent and Participants than those set forth in Exhibit O or as otherwise approved by the Required Participants; (d) having a maturity date that is no earlier than seven (7) years after issuance; and (e) permitting no amortization of the principal amount of the obligations represented thereby prior to such maturity date.”

""Refunding Period" means a period of sixty (60) days commencing with the first day the New Convertible Subordinated Notes are offered for sale."

          ""Refunding Proceeds" means all of the proceeds of the issuance and sale of the New Convertible Subordinated Notes net of the costs and fees paid to or deducted by or on behalf of third parties in connection with issuance and sale of the New Convertible Subordinated Notes.

          1.8    The definitions of "Investment" and "Subordinated Debt" contained in Appendix 1 to the Participation Agreement are amended and restated in their entirety as follows:

          ""Investment" means, as to any Person, any investment by such Person, whether by means of the purchase or other acquisition of stock or other securities of any other Person or by means of a loan, creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.  Notwithstanding the foregoing, the term "Investment" shall not include purchases of Convertible Subordinated Debentures or New Convertible Subordinated Notes made in compliance with Section 10.2(j) of the Participation Agreement."

          ""Subordinated Debt" means the Convertible Subordinated Debentures, the New Convertible Subordinated Notes and any other subordinated debt permitted by clause (x) of Section 10.2(a) of the Participation Agreement."

5.

ARTICLE 2
CONDITIONS TO EFFECTIVENESS OF AMENDMENT

          2.1    The effectiveness of this Amendment is subject to the fulfillment to the satisfaction of the following conditions precedent:

                  (a)    This Amendment duly executed by the Lessee, the Lessor, the Required Participants and the Agent;

                  (b)    A Second Amendment to the Lease in the form of Attachment 2, duly executed by Lessor and Lessee and notarized for recording,

                  (c)    A Second Amendment to the Deed of Trust in the form of Attachment 3, duly executed by Lessor and Agent and notarized for recording;

                  (d)    Agent shall have received appropriate authorization documents, including borrowing resolutions and certificates of incumbency, confirming to its satisfaction that all necessary corporate and organizational actions have been taken to authorize Lessee to enter into this Amendment; and

                  (e)    Agent shall have received such other documents, instruments or agreements as Agent may require to effectuate the intents and purposes of this Amendment.

          2.2    In addition, within a reasonable time period not to exceed thirty (30) days after recordation of the amendments described in 2.1(b) and 2.2(c), Lessee shall deliver to the Agent, the Lessor and the Participants (a) such endorsements as the Lessor and the Agent may reasonably request to each of the (i) ALTA owner's title insurance policy issued in connection with the closing of the Participation Agreement, and (ii) ALTA lender's title insurance policy issued in connection with the closing of the Participation Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

          Lessee hereby represents and warrants to Lessor, Agent and the Participants that:

          3.1    After giving effect to the amendment of the Participation Agreement pursuant to this Amendment and the consummation of the transactions contemplated hereby (i) each of the representations and warranties set forth in Section 8.3 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on the date hereof except to the extent such representations and warranties specifically refer to an earlier date in which case they shall be true and correct in all material respects as of such earlier date (with references to the Participation Agreement being deemed to include this Amendment), and (ii) there exists no Lease Event of Default or Potential Lease Default under the Operative Documents after giving effect to this Amendment.

          3.2    Lessee has the corporate power and authority and legal right to make, deliver the amendments described herein, and to perform the obligations of its part to be performed under the Participation Agreement as amended hereby and the amendments described herein.  Lessee has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the amendments described herein.  No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the amendments described herein or the performance by Lessee of the Participation Agreement as amended hereby.

          3.3    This Amendment and the Participation Agreement as amended hereby are, or upon delivery thereof to Agent will be, the legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

6.

ARTICLE 4
MISCELLANEOUS

          4.1    The Participation Agreement, the other Operative Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.  Except as so amended hereby, the Participation Agreement and the other Operative Documents shall remain in full force and effect in accordance with their respective terms.

          4.2    Lessee agrees to pay Agent on demand for all reasonable expenses, including reasonable fees and costs of attorneys and costs of recordation and title insurance, incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished hereunder.

          4.3    This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth in the preamble hereto.

QUANTUM CORPORATION, a Delaware corporation, as Lessee

By:  /s/ Mary Springer
 Name: Mary Springer
 Title:  Treasurer

KEYBANK NATIONAL ASSOCIATION, as Agent

By:  /s/ Robert W. Boswell
 Name: Robert W. Boswell
 Title:  Vice President

KEYBANK NATIONAL ASSOCIATION, as Participant

By:  /s/ Robert W. Boswell
 Name: Robert W. Boswell
 Title:  Vice President

FLEET NATIONAL BANK, as Participant

By:  /s/ Greg Roux
 Name: Greg Roux
 Title:  Managing Director

SELCO SERVICE CORPORATION, as Lessor

By:  /s/ Donald C. Davis
 Name: Donald C. Davis
 Title:  Vice President

SELCO SERVICE CORPORATION, as Participant

By:  /s/ Donald C. Davis
 Name: Donald C. Davis
 Title:  Vice President

COMERICA BANK-CALIFORNIA, as Participant

By:  /s/ Rob Ways
 Name: Rob Ways
 Title:  Vice President

7.

ATTACHMENT 1

FORM OF SECOND AMENDMENT TO LEASE AGREEMENT

Prepared by and upon recording return to:

Timothy N. Brown, Esq.
Reed Smith Crosby Heafey LLP
Two Embarcadero Center, Suite 2000
San Francisco, California 94111

SECOND AMENDMENT TO MASTER LEASE, DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

          THIS SECOND AMENDMENT TO MASTER LEASE, DEED OF TRUST WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment") dated as of July ___, 2003, is entered into by and between SELCO SERVICE CORPORATION, an Ohio Corporation (the "Lessor") and QUANTUM CORPORATION, a Delaware corporation (the "Lessee").

RECITALS

          A.    The Lessor, Lessee, Keybank National Association, as Agent (in such capacity, the "Agent"), and the financial institutions from time to time parties thereto (the "Participants") are parties to the Participation Agreement, dated as of December 17, 2002 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement").

          B.    Pursuant to the Participation Agreement, the Lessor and the Lessee executed a Master Lease, Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Lease"), dated December 17, 2002, affecting certain real property located in El Paso County, Colorado, described in Schedule 1 to the Lease.  The Lease was recorded on December 23, 2002, in the Official Records of El Paso County, Colorado, as Document Number 202228819.

          C.    The Lessee now has requested the Lessor, the Participants and the Agent to amend the Participation Agreement in certain respects.

          D.    Pursuant to the Second Amendment to Participation Agreement dated as of the date hereof ("Second Amendment to Participation Agreement") among the Lessor, Lessee, the Required Participants and Agent, the parties thereto have agreed to amend the Participation Agreement upon the terms and subject to the conditions set forth therein, including without limitation, the execution, delivery and recordation of this Amendment.

1.

AGREEMENT

          1.      Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the respective meanings given to those terms in Appendix 1 to the Lease, as amended by this Amendment.

          2.      Amendments to the Lease.

                  2.1     The following definitions are added to Appendix 1 to the Participation Agreement:

                  ""New Convertible Subordinated Notes" means subordinated, convertible notes to be issued by the Lessee on or before August 15, 2003, that conform to all of the following:  (a) in a total principal amount of at least $150,000,000 but not to exceed $225,000,000; (b) bearing interest at a rate note in excess of 5% per annum; (c) subordinated in right of payment to the obligations of Lessee under the Participation Agreement and other Operative Documents at least to the same extent as the existing Convertible Subordinated Debentures and containing subordination provisions no less favorable to Agent and Participants than those set forth in Exhibit O or as otherwise approved by Required Participants; (d) having a Maturity Date that is no earlier than the Business Day next following the maturity date of Lessee's existing Convertible Subordinated Debentures after the date of issuance; and (e) permitting no amortization of the principal amount of the obligations represented thereby prior to the maturity of Lessee's existing Convertible Subordinated Debentures."

                  ""Refunding Period" means a period of sixty (60) days commencing with the first day the New Convertible Subordinated Notes are offered for sale."

""Refunding Proceeds" means all of the proceeds of the issuance of the New Convertible Subordinated Debentures net of the costs and fees paid to third parties in connection with issuance of the New Convertible Subordinated Notes."

                  2.2     The definitions of "Investments" and "Subordinated Debt" contained in Appendix 1 to the Participation Agreement are amended and restated in their entirety as follows:

                  ""Investment" means, as to any Person, any investment by such Person, whether by means of the purchase or other acquisition of stock or other securities of any other Person or by means of a loan, creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.  Notwithstanding the foregoing, the term "Investment" shall not include purchases of Convertible Subordinated Debentures or New Convertible Subordinated Notes made in compliance with Section 10.2(j) of the Participation Agreement."

                  ""Subordinated Debt" means the Convertible Subordinated Debentures, the New Convertible Subordinated Notes and any other subordinated debt permitted by clause (x) of Section 10.2(a) of the Participation Agreement."

                  2.3     Section 17.1 of the Lease is amended to incorporate the following as a "Lease Event of Default":

                  "(q)  Maxtor fails to pay to Lessee on or before August 1, 2004 all amounts owing pursuant to that certain Reimbursement Agreement between Borrower and Maxtor dated as of April 2, 2001.”

2.

                  3.      Effective Date.  This Amendment shall become effective on the date of satisfaction of the conditions set forth in Section 2.1 of the Second Amendment to Participation Agreement (the "Effective Date").

                  4.      Effect of this Amendment.  On and after the Effective Date, each reference in the Lease and the other Operative Documents to the Lease shall mean the Lease as amended hereby.  Except as specifically amended above, (a) the Lease shall remain in full force and effect, and (ii) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, alter or affect any provision, condition, or covenant contained in the Lease or the other Operative Documents or affect or impair any rights, powers, or remedies of the Lessor, Agent or the Participants.

                  5.      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

LESSOR:

SELCO SERVICE CORPORATION, as Lessor

By:  /s/ Paula Oswald
 Name: Paula Oswald
 Title:  Vice President

LESSEE:

SELCO SERVICE CORPORATION, as Lessee

By:  /s/ Paula Oswald
 Name: Paula Oswald
 Title:  Vice President

3.

ATTACHMENT 2

FORM OF SECOND AMENDMENT TO DEED OF TRUST

Prepared by and upon recording return to:

Timothy N. Brown, Esq.
Reed Smith Crosby Heafey LLP
Two Embarcadero Center, Suite 2000
San Francisco, California 94111

SECOND AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

          THIS SECOND AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment") dated as of July _____, 2003, is entered into by and between SELCO SERVICE CORPORATION, an Ohio Corporation (the "Grantor") and KEYBANK NATIONAL ASSOCIATION, as Agent (in such capacity, the "Beneficiary").

RECITALS

          A.      The Grantor, Quantum Corporation (the "Lessee"), Keybank National Association, as Agent (in such capacity, the "Agent"), and the financial institutions from time to time parties thereto (the "Participants") are parties to the Participation Agreement, dated as of December 17, 2002 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement").

          B.      Pursuant to the Participation Agreement, the Grantor executed a Deed of Trust, Security Agreement and Fixture Filing ("Deed of Trust") in favor of Agent as Beneficiary, dated December 17, 2002, affecting the fee interest of Grantor in certain real property located in El Paso County, Colorado, described in Exhibit A to the Deed of Trust.  The Deed of Trust was recorded on December 23, 2002, in the Official Records of El Paso County, Colorado, as Document Number 202228823.

          C.      The Lessee now has requested the Grantor, the Participants and the Agent to amend the Participation Agreement in certain respects.

          D.      Pursuant to the Second Amendment to Participation Agreement dated as of the date hereof ("Second Amendment to Participation Agreement") among the Grantor, Lessee, the Required Participants and Agent, the parties thereto have agreed to amend the Participation Agreement upon the terms and subject to the conditions set forth therein, including without limitation, the execution, delivery and recordation of this Amendment.

AGREEMENT

          1.      Definitions.  All capitalized terms not otherwise defined in this Amendment shall have the respective meanings given to those terms in Appendix 1 to the Deed of Trust, as amended by this Amendment.

1.

          2.      Amendments to the Mortgage.

                  2.1     The following definitions are added to Appendix 1 to the Participation Agreement:

                  ""New Convertible Subordinated Notes" means subordinated, convertible notes to be issued by the Lessee on or before August 15, 2003, that conform to all of the following:  (a) in a total principal amount of at least $150,000,000 but not to exceed $225,000,000; (b) bearing interest at a rate note in excess of 5% per annum; (c) subordinated in right of payment to the obligations of Lessee under the Participation Agreement and other Operative Documents at least to the same extent as the existing Convertible Subordinated Debentures and containing subordination provisions no less favorable to Agent and Participants than those set forth in Exhibit O or as otherwise approved by Required Participants; (d) having a Maturity Date that is no earlier than the Business Day next following the maturity date of Lessee's existing Convertible Subordinated Debentures after the date of issuance; and (e) permitting no amortization of the principal amount of the obligations represented thereby prior to the maturity of Lessee's existing Convertible Subordinated Debentures."

                  ""Refunding Period" means a period of sixty (60) days commencing with the first day the New Convertible Subordinated Notes are offered for sale."

                  ""Refunding Proceeds" means all of the proceeds of the issuance of the New Convertible Subordinated Notes net of the costs and fees paid to third parties in connection with issuance of the New Convertible Subordinated Notes."

                  2.2     The definitions of "Investment" and "Subordinated Debt" contained in Appendix 1 to the Participation Agreement are amended and restated in their entirety as follows:

                  ""Investment" means, as to any Person, any investment by such Person, whether by means of the purchase or other acquisition of stock or other securities of any other Person or by means of a loan, creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.  Notwithstanding the foregoing, the term "Investment" shall not include purchases of Convertible Subordinated Debentures or New Convertible Subordinated Notes made in compliance with Section 10.2(j) of the Participation Agreement."

                  ""Subordinated Debt" means the Convertible Subordinated Debentures, the New Convertible Subordinated Notes and any other subordinated debt permitted by clause (x) of Section 10.2(a) of the Participation Agreement."

                  3.      Effective Date.  This Amendment shall become effective on the date of satisfaction of the conditions set forth in Section 2.1 of the Second Amendment to Participation Agreement ("Effective Date").

                  4.      Effect of this Amendment.  On and after the Effective Date, each reference in the Deed of Trust and the other Operative Documents to the Deed of Trust or Mortgage shall mean the Deed of Trust as amended hereby.  Except as specifically amended above, (a) the Deed of Trust shall remain in full force and effect, and (ii) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, alter or affect any provision, condition, or covenant contained in the Deed of Trust or the other Operative Documents or affect or impair any rights, powers, or remedies of the Lessor, Agent or the Participants.

                  5.      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

2.

                  IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

GRANTOR:

SELCO SERVICE CORPORATION, as Grantor

By:  /s/ Paula Oswald
 Name: Paula Oswald
 Title:  Vice President

BENEFICIARY:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:  /s/ Paula Oswald
 Name: Paula Oswald
 Title:  Vice President

3.